UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2012

Coeur d’Alene Mines Corporation

(Exact name of registrant as specified in its charter)

IDAHO

(State or other jurisdiction

of incorporation or organization)

1-8641

(Commission File Number)

82-0109423

(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”

Coeur d’Alene, Idaho, 83816

(Address of Principal Executive Offices)

(208) 667-3511

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On January 31, 2012, Coeur d’Alene Mines Corporation (the “Company”) amended and restated its Code of Business Conduct and Ethics for Directors, Officers and Employees (the “Code”). The amended and restated Code (i) clarifies the process for reporting violations, (ii) adds detail regarding the Company’s policies with respect to legal and regulatory compliance and (iii) clarifies obligations related to public disclosures and communications. The amended and restated Code also incorporates the Company’s conflict of interest policy and makes a number of technical, administrative and non-substantive changes.

The above description is qualified in its entirety by the terms of the Code, which is attached as Exhibit 14.1 and incorporated by reference in this report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description of Exhibit

14.1	Code of Business Conduct and Ethics for Directors, Officers and Employees

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation

Date: February 3, 2012	By:	/s/ Frank L. Hanagarne Jr.
	Name:	Frank L. Hanagarne Jr.
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

14.1	Code of Business Conduct and Ethics for Directors, Officers and Employees

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